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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 8, 2002 relating to the consolidated financial statements and financial statement schedule, which appears in Viewpoint Corporation's Annual Report on Form 10-K for the year ended December 31, 2001.


/s/ PricewaterhouseCoopers LLP


New York, New York
August 1, 2002



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